UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 17, 2005
Eyetech Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50516	13-4104684

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

3 Times Square, 12th Floor
New York, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 824-3100

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 7.01. Regulation FD Disclosure
     On October 17, 2005, Eyetech Pharmaceuticals, Inc. issued a press release with respect to Eyetech announcing enrollment of the first patient in a phase 3 clinical trial of Macugen® (pegaptanib sodium injection ) in diabetic macular edema (DME) and diabetic retinopathy.
     The full press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.
     The furnishing of the attached information is not an admission as to the materiality of any of the information set forth therein or herein.
     The information in this Item 7.01 of Form 8-K (including exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2005	EYETECH PHARMACEUTICALS, INC.

	By:	/s/ Glenn P. Sblendorio

	Name:	Glenn P. Sblendorio
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 17, 2005 with respect to Eyetech announcing enrollment of the first patient in a phase 3 clinical trial of Macugen® (pegaptanib sodium injection ) in diabetic macular edema (DME) and diabetic retinopathy.